EXHIBIT 32.01

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of FormFactor, Inc., a Delaware corporation, for the period ended June 27, 2009, as filed with the Securities and Exchange Commission, each of the undersigned officers of FormFactor, Inc. certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

(1)          the quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)          the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of FormFactor, Inc. for the periods presented therein.

Date: August 6, 2009	/s/ MARIO RUSCEV
Mario Ruscev
Chief Executive Officer

Date: August 6, 2009	/s/ JEAN B. VERNET
Jean B. Vernet
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)